UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2017

INDOOR HARVEST CORP.
(Exact name of registrant as specified in its charter)

Texas	000-55594	45-5577364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5300 East Freeway Suite A Houston, Texas	77020
(Address of Principal Executive Offices)	(Zip Code)

713-410-7903

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”), on August 4, 2017 Indoor Harvest Corp. (the “Company”) entered into an Agreement and Plan of Merger and Reorganization (the “Agreement”) with Alamo Acquisition LLC, a Texas limited liability company (“Alamo Acquisition Sub”) and Alamo CBD, LLC, a Texas limited liability company (“Alamo CBD”).

On August 23, 2017, the Company, Alamo Acquisition Sub and Alamo CBD closed the transactions contemplated under the Agreement (the transactions contemplated thereby, the “Merger”) and filed a Certificate of Merger with the state of Texas. As a result of the Merger, Alamo Acquisition Sub merged with and into Alamo CBD with Alamo CBD surviving the merger as the wholly-owned subsidiary of the Company (the “Surviving Sub”).

The foregoing description is a summary only, does not purport to set forth the complete terms of the Agreement and the Certificate of Merger, and is qualified in its entirety by reference to the Agreement filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Commission on August 4, 2017 and the Certificate of Merger filed as Exhibit 3.1 hereto, each of which are hereby incorporated by reference.

In connection with the closing of the Merger, an aggregate of 7,584,008 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) are issuable to shareholders of the Surviving Sub.

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the terms of the Agreement, an aggregate of 7,584,008 shares of the Company’s Common Stock are issuable to shareholders of the Surviving Sub. The details of this transaction are described in Item 2.01, which is incorporated by reference in its entirety into this Item 3.02.

The issuance of the foregoing securities is a transaction by an issuer not involving a public offering and therefore deemed exempt from the registration requirements of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2) thereof.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
3.1	Certificate of Merger

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

INDOOR HARVEST CORP.

Date: August 29, 2017	By:	/s/ Rick Gutshall
Rick Gutshall
Interim CEO, CFO and Director

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